SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):
                                             October 29, 1998 (October 28, 1998)
                                             -----------------------------------


                           NEXTEL COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                  0-19656                       36-3939651
(State or other jurisdiction     (Commission                 (I.R.S. Employer
      of incorporation)          File Number)                Identification No.)


               1505 Farm Credit Drive, Suite 100, McLean, VA 22102 (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:        (703) 394-3000
                                                   ----------------------------




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          (Former name or former address, if changed since last report)



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Item 5.     Other Events.

      Senior Notes Offering. Nextel Communications, Inc. ("Nextel" or the "Company") announced the offering of $300.0 million principal amount of Senior Serial Redeemable Notes due 2008 (the "Senior Notes"). The proposed offering is being effected as a private placement pursuant to and in accordance with Rule 144A under the Securities Act of 1933, as amended, (the "Securities Act"). Nextel intends to use the net proceeds from such offering to fund incremental capital expenditures, investments, working capital and other general corporate purposes. The Senior Notes will not and have not been registered under the Securities Act and may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from the registration requirements of such Act. This announcement shall not constitute an offer to sell or the solicitation of an offer to buy the Senior Notes.

      Additional Bank Commitment. Nextel, Nextel Finance Company, a wholly owned subsidiary of Nextel, and certain subsidiaries of Nextel have entered into an amendment to its existing bank credit facility with certain banks (the "Bank Credit Facility") which became effective on October 28, 1998, with respect to $195.0 million in additional secured financing, all of which was drawn down, in accordance with the terms of the amendment, on October 28, 1998. Giving effect to this amendment, the Bank Credit Facility provides for an aggregate amount of up to $3.195 billion of secured financing (consisting of a $1.5 billion revolving loan and $1.695 billion in term loans) subject to the satisfaction or waiver of applicable borrowing conditions. The borrowing under the Bank Credit Facility, as amended, is ratably secured by liens on assets of Nextel's subsidiaries that are "restricted" subsidiaries under the terms of Nextel's public indentures.

      A copy of the amendment to the Bank Credit Facility is attached hereto as
Exhibit 10.1 and is incorporated herein by reference.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)   Financial Statements of Business Acquired.


            (b)   Pro Forma Financial Information.


            (c)   Exhibits.

                   Exhibit No.        Exhibit Description
                        10.1       -  Amendment No.1 dated as of October 28,
                                      1998, amending the Credit Agreement dated as of March 12, 1998, between Nextel
                                      Communications, Inc., Nextel Finance
                                      Company, the other restricted companies
                                      party thereto, the lenders party thereto and the Administrative Agent and
                                      Collateral Agent.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          NEXTEL COMMUNICATIONS, INC.


Date: October 29, 1998                 By:/s/THOMAS J. SIDMAN
                                          Thomas J. Sidman
                                          Vice President and General Counsel


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                                  EXHIBIT INDEX


                   Exhibit No.        Exhibit Description
                        10.1       -  Amendment No.1 dated as of October 28,
                                      1998, amending the Credit Agreement dated as of March 12, 1998, between Nextel
                                      Communications, Inc., Nextel Finance
                                      Company, the other restricted companies
                                      party thereto, the lenders party thereto and the Administrative Agent and
                                      Collateral Agent.